                                                                    EXHIBIT 99.6

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC4

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $750,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-BC4

                                  [SURF LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                NOVEMBER 5, 2004

-----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC4

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

-----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

SURF 2004-BC4                                                  SURF 2004-BC4

CLASS A-1 AFC
PREPAY SPEEDS:        FIXED        15% HEP                CLASS A-2 AFC            FIXED       15% HEP
                      ARM          125% ARM PPC           PREPAY SPEEDS:            ARM        125% ARM PPC
           1ML=      2.0500%        2.05%, 20%                    1ML=            2.0500%       2.05%, 20%
           6ML=      2.3575%       2.3575%, 20%                   6ML=            2.3575%      2.3575%, 20%

Period                                                        Period
Total        Date       AFCap        AFCap Libor = 20          Total         Date      AFCap Static  AFCap Libor = 20
------     ---------    -----        ---------------          ------      --------     -----------   ----------------
   0       29-Dec-04                                             0        29-Dec-04
   1       25-Jan-05    6.619           6.619                    1        25-Jan-05        6.439        6.439
   2       25-Feb-05    5.765           9.258                    2        25-Feb-05        5.610        9.258
   3       25-Mar-05    6.388           9.266                    3        25-Mar-05        6.212        9.267
   4       25-Apr-05    5.771           9.282                    4        25-Apr-05        5.615        9.281
   5       25-May-05    5.965           9.295                    5        25-May-05        5.805        9.294
   6       25-Jun-05    5.775           9.315                    6        25-Jun-05        5.620        9.314
   7       25-Jul-05    5.970           9.332                    7        25-Jul-05        5.810        9.330
   8       25-Aug-05    5.780           9.362                    8        25-Aug-05        5.627        9.357
   9       25-Sep-05    5.786           9.391                    9        25-Sep-05        5.631        9.381
  10       25-Oct-05    5.983           9.412                   10        25-Oct-05        5.824        9.399
  11       25-Nov-05    5.793           9.449                   11        25-Nov-05        5.640        9.430
  12       25-Dec-05    5.990           9.467                   12        25-Dec-05        5.832        9.445
  13       25-Jan-06    5.800           9.507                   13        25-Jan-06        5.648        9.477
  14       25-Feb-06    5.803           9.537                   14        25-Feb-06        5.653        9.501
  15       25-Mar-06    6.431           9.517                   15        25-Mar-06        6.263        9.487
  16       25-Apr-06    5.813           9.597                   16        25-Apr-06        5.662        9.548
  17       25-May-06    6.010           9.608                   17        25-May-06        5.855        9.557
  18       25-Jun-06    5.820           9.658                   18        25-Jun-06        5.670        9.594
  19       25-Jul-06    6.021           9.674                   19        25-Jul-06        5.870        9.635
  20       25-Aug-06    5.958           9.731                   20        25-Aug-06        6.392        9.453
  21       25-Sep-06    6.942           9.421                   21        25-Sep-06        6.567        9.415
  22       25-Oct-06    7.163           9.396                   22        25-Oct-06        6.774        9.399
  23       25-Nov-06    6.921           9.476                   23        25-Nov-06        6.543        9.461
  24       25-Dec-06    7.138           9.439                   24        25-Dec-06        6.754        9.426
  25       25-Jan-07    6.902           9.518                   25        25-Jan-07        6.531        9.480
  26       25-Feb-07    6.896           9.497                   26        25-Feb-07        6.525        9.337
  27       25-Mar-07    7.628           9.016                   27        25-Mar-07        7.217        9.118
  28       25-Apr-07    6.884           9.288                   28        25-Apr-07        6.513        9.305
  29       25-May-07    7.107           9.200                   29        25-May-07        6.724        9.244
  30       25-Jun-07    6.872           9.295                   30        25-Jun-07        6.501        9.308
  31       25-Jul-07    7.095           9.200                   31        25-Jul-07        6.716        9.241
  32       25-Aug-07    6.887           9.233                   32        25-Aug-07        6.584        9.039
  33       25-Sep-07    7.007           8.825                   33        25-Sep-07        6.584        8.984
  34       25-Oct-07    7.233           8.950                   34        25-Oct-07        6.804        8.884
  35       25-Nov-07    6.991           8.800                   35        25-Nov-07        6.577        8.960
  36       25-Dec-07    7.215           8.885                   36        25-Dec-07        6.788        8.866
  37       25-Jan-08    6.974           8.779                   37        25-Jan-08        6.562        8.946
  38       25-Feb-08    6.965           8.699                   38        25-Feb-08        6.554        8.697
  39       25-Mar-08    7.436           9.680                   39        25-Mar-08        6.998        8.669
  40       25-Apr-08    6.948           9.016                   40        25-Apr-08        6.539        8.615
  41       25-May-08    7.170           9.274                   41        25-May-08        6.749        8.500
  42       25-Jun-08    6.930           8.934                   42        25-Jun-08        6.524        8.587
  43       25-Jul-08    7.152           9.190                   43        25-Jul-08        6.734        8.468
  44       25-Aug-08    6.913           8.896                   44        25-Aug-08        6.509        8.476
  45       25-Sep-08    6.904           8.928                   45        25-Sep-08        6.502        8.441
  46       25-Oct-08    7.125           9.182                   46        25-Oct-08        6.711        8.339
  47       25-Nov-08    6.887           8.843                   47        25-Nov-08        6.487        8.381

 48       25-Dec-08     7.107         9.094                  48             25-Dec-08     6.696         8.302
 49       25-Jan-09     6.870         8.757                  49             25-Jan-09     6.473         8.347
 50       25-Feb-09     6.861         8.728                  50             25-Feb-09     6.466         8.303
 51       25-Mar-09     7.586         9.671                  51             25-Mar-09     7.152         8.638
 52       25-Apr-09     6.844         8.692                  52             25-Apr-09     6.453         8.264
 53       25-May-09     7.063         8.937                  53             25-May-09     6.661         8.187
 54       25-Jun-09     6.827         8.606                  54             25-Jun-09     6.440         8.232
 55       25-Jul-09     7.046         8.848                  55             25-Jul-09     6.648         8.156
 56       25-Aug-09     6.810         8.524                  56             25-Aug-09     6.448         8.143
 57       25-Sep-09     6.802         8.482                  57             25-Sep-09     6.442         8.127
 58       25-Oct-09     7.020         8.722                  58             25-Oct-09     6.650         8.052
 59       25-Nov-09     6.785         8.399                  59             25-Nov-09     6.429         8.096
 60       25-Dec-09     7.003         8.636                  60             25-Dec-09     6.637         8.025
 61       25-Jan-10     6.769         8.316                  61             25-Jan-10     6.417         8.068
 62       25-Feb-10     6.761         8.276                  62             25-Feb-10     6.410         8.043
 63       25-Mar-10     7.477         9.118                  63             25-Mar-10     7.090         8.268
 64       25-Apr-10     6.746         8.196                  64             25-Apr-10     6.398         8.016
 65       25-May-10     6.963         8.428                  65             25-May-10     6.605         7.951
 66       25-Jun-10     6.731         8.117                  66             25-Jun-10     6.386         7.990
 67       25-Jul-10     6.947         8.348                  67             25-Jul-10     6.594         7.928
 68       25-Aug-10     6.716         8.041                  68             25-Aug-10     6.375         7.960
 69       25-Sep-10     6.709         8.003                  69             25-Sep-10     6.370         7.948
 70       25-Oct-10     6.925         8.232                  70             25-Oct-10     6.577         7.891
 71       25-Nov-10     6.694         7.930                  71             25-Nov-10     6.359         7.924
 72       25-Dec-10     6.910         8.157                  72             25-Dec-10     6.566         7.872
 73       25-Jan-11     6.681         7.859                  73             25-Jan-11     6.349         7.901
 74       25-Feb-11     6.674         7.824                  74             25-Feb-11     6.344         7.890
 75       25-Mar-11     7.382         8.624                  75             25-Mar-11     7.019         7.884
 76       25-Apr-11     6.661         7.756                  76             25-Apr-11     6.335         7.868
 77       25-May-11     6.876         7.980                  77             25-May-11     6.541         7.825
 78       25-Jun-11     6.648         7.690                  78             25-Jun-11     6.326         7.848
 79       25-Jul-11     6.863         7.913                  79             25-Jul-11     6.532         7.256
 80       25-Aug-11     6.636         7.626                  80             25-Aug-11     6.318         6.998
 81       25-Sep-11     6.630         7.595                  81             25-Sep-11     6.313         6.975
 82       25-Oct-11     6.845         7.817                  82             25-Oct-11     6.520         7.185
 83       25-Nov-11     6.619         7.535                  83             25-Nov-11     6.306         6.931
 84       25-Dec-11     6.833         7.756                  84             25-Dec-11     6.512         7.140
 85       25-Jan-12     6.608         7.477                  85             25-Jan-12     6.298         6.889
 86       25-Feb-12     6.602         7.449                  86             25-Feb-12     6.295         6.869
 87       25-Mar-12     7.052         7.933                  87             25-Mar-12     6.725         7.321
 88       25-Apr-12     6.592         7.394                  88             25-Apr-12     6.288         6.830
 89       25-May-12     6.806         7.614                  89             25-May-12     6.494         7.038
 90       25-Jun-12     6.582         7.342                  90             25-Jun-12     6.281         6.793
 91       25-Jul-12     6.796         7.561                  91             25-Jul-12     6.488         7.001
 92       25-Aug-12     6.573         7.292                  92             25-Aug-12     6.275         6.757
 93       25-Sep-12     6.568         7.268                  93             25-Sep-12     6.272         6.740
 94       25-Oct-12     6.782         7.486                  94             25-Oct-12     6.479         6.948
 95       25-Nov-12     6.559         7.221                  95             25-Nov-12     6.267         6.708
 96       25-Dec-12     6.773         7.439                  96             25-Dec-12     6.473         6.915
 97       25-Jan-13     6.551         7.177                  97             25-Jan-13     6.262         6.677
 98       25-Feb-13     6.547         7.155                  98             25-Feb-13     6.259         6.662
 99       25-Mar-13     7.244         7.899                  99             25-Mar-13     6.927         7.360
100       25-Apr-13     6.539         7.114                 100             25-Apr-13     6.255         6.634
101       25-May-13     6.753         7.330                 101             25-May-13     6.461         6.841
102       25-Jun-13     6.532         7.074                 102             25-Jun-13     6.250         6.607
103       25-Jul-13     6.746         7.290                 103             25-Jul-13     6.456         6.814
104       25-Aug-13     6.525         7.037                 104             25-Aug-13     6.246         6.582
105       25-Sep-13     6.521         7.019                 105             25-Sep-13     6.244         6.570
106       25-Oct-13     6.735         7.235                 106             25-Oct-13     6.450         6.777
107       25-Nov-13     6.515         6.984                 107             25-Nov-13     6.240         6.547

108       25-Dec-13     6.729         7.200                 108             25-Dec-13     6.447         6.754
109       25-Jan-14     6.509         6.951                 109             25-Jan-14     6.237         6.525
110       25-Feb-14     6.506         6.935                 110             25-Feb-14     6.235         6.515
111       25-Mar-14     7.200         7.661                 111             25-Mar-14     6.902         7.202
112       25-Apr-14     6.500         6.905                 112             25-Apr-14     6.232         6.495
113       25-May-14     6.714         7.120                 113             25-May-14     6.439         6.702
114       25-Jun-14     6.495         6.876                 114             25-Jun-14     6.230         6.476
115       25-Jul-14     6.709         7.091                 115             25-Jul-14     6.436         6.683
116       25-Aug-14     6.490         6.849                 116             25-Aug-14     6.227         6.459
117       25-Sep-14     6.488         6.836                 117             25-Sep-14     6.226         6.450
118       25-Oct-14     6.702         7.051                 118             25-Oct-14     6.432         6.657
119       25-Nov-14     6.483         6.811                 119             25-Nov-14     6.223         6.434
120       25-Dec-14     6.697         7.026                 120             25-Dec-14     6.430         6.641
121       25-Jan-15     6.479         6.787                 121             25-Jan-15     6.221         6.419
122       25-Feb-15     6.477         6.776                 122             25-Feb-15     6.220         6.412
123       25-Mar-15     7.169         7.490                 123             25-Mar-15     6.886         7.092
124       25-Apr-15     6.473         6.754                 124             25-Apr-15     6.218         6.399
125       25-May-15     6.687         6.969                 125             25-May-15     6.425         6.605
126       25-Jun-15     6.469         6.734                 126             25-Jun-15     6.217         6.386
127       25-Jul-15     6.683         6.948                 127             25-Jul-15     6.423         6.593
128       25-Aug-15     6.466         6.715                 128             25-Aug-15     6.215         6.374
129       25-Sep-15     6.464         6.705                 129             25-Sep-15     6.214         6.368
130       25-Oct-15     6.678         6.920                 130             25-Oct-15     6.421         6.575
131       25-Nov-15     6.461         6.688                 131             25-Nov-15     6.213         6.358
132       25-Dec-15     6.675         6.902                 132             25-Dec-15     6.420         6.564
133       25-Jan-16     6.458         6.671                 133             25-Jan-16     6.212         6.347
134       25-Feb-16     6.457         6.663                 134             25-Feb-16     6.211         6.343
135       25-Mar-16     6.901         7.115                 135             25-Mar-16     6.639         6.775
136       25-Apr-16     6.454         6.648                 136             25-Apr-16     6.210         6.334
137       25-May-16     6.668         6.862                 137             25-May-16     6.417         6.540
138       25-Jun-16     6.452         6.634                 138             25-Jun-16     6.210         6.325
139       25-Jul-16     6.666         6.848                 139             25-Jul-16     6.416         6.532
140       25-Aug-16     6.450         6.621                 140             25-Aug-16     6.209         6.317
141       25-Sep-16     6.449         6.614                 141             25-Sep-16     6.209         6.313
142       25-Oct-16     6.662         6.828                 142             25-Oct-16     6.415         6.520
143       25-Nov-16     6.446         6.602                 143             25-Nov-16     6.208         6.306
144       25-Dec-16     6.660         6.816                 144             25-Dec-16     6.415         6.513
145       25-Jan-17     6.444         6.591                 145             25-Jan-17     6.207         6.300
146       25-Feb-17     6.444         6.585                 146             25-Feb-17     6.207         6.296
147       25-Mar-17     7.133         7.285                 147             25-Mar-17     6.872         6.968
148       25-Apr-17     6.442         6.575                 148             25-Apr-17     6.207         6.291
149       25-May-17     6.656         6.789                 149             25-May-17     6.414         6.497
150       25-Jun-17     6.440         6.565                 150             25-Jun-17     6.207         6.285
151       25-Jul-17     6.654         6.779                 151             25-Jul-17     6.413         6.492
152       25-Aug-17     6.439         6.556                 152             25-Aug-17     6.206         6.280
153       25-Sep-17     6.438         6.551                 153             25-Sep-17     6.206         6.278
154       25-Oct-17     6.652         6.765                 154             25-Oct-17     6.413         6.484
155       25-Nov-17     6.436         6.543                 155             25-Nov-17     6.206         6.273
156       25-Dec-17     6.650         6.757                 156             25-Dec-17     6.413         6.480
157       25-Jan-18     6.435         6.535                 157             25-Jan-18     6.206         6.269
158       25-Feb-18     6.434         6.531                 158             25-Feb-18     6.206         6.267
159       25-Mar-18     7.123         7.227                 159             25-Mar-18     6.871         6.936
160       25-Apr-18     6.433         6.524                 160             25-Apr-18     6.206         6.263
161       25-May-18     6.647         6.738                 161             25-May-18     6.413         6.470
162       25-Jun-18     6.432         6.517                 162             25-Jun-18     6.206         6.260
163       25-Jul-18     6.646         6.731                 163             25-Jul-18     6.413         6.467
164       25-Aug-18     6.431         6.511                 164             25-Aug-18     6.207         6.257
165       25-Sep-18     6.430         6.508                 165             25-Sep-18     6.207         6.255
166       25-Oct-18     6.644         6.722                 166             25-Oct-18     6.414         6.462
167       25-Nov-18     6.429         6.502                 167             25-Nov-18     6.207         6.252

168       25-Dec-18     6.643         6.716                 168             25-Dec-18     6.414         6.459
169       25-Jan-19     6.429         6.497                 169             25-Jan-19     6.207         6.250
170       25-Feb-19     6.428         6.494                 170             25-Feb-19     6.207         6.249
171       25-Mar-19     7.116         7.187                 171             25-Mar-19     6.873         6.917
172       25-Apr-19     6.427         6.489                 172             25-Apr-19     6.208         6.246
173       25-May-19     6.641         6.703                 173             25-May-19     6.415         6.454
174       25-Jun-19     6.426         6.485                 174             25-Jun-19     6.208         6.244
175       25-Jul-19     6.640         6.698                 175             25-Jul-19     6.415         6.452
176       25-Aug-19     6.235         6.295                 176             25-Aug-19     6.043         6.079
177       25-Sep-19     5.828         5.894                 177             25-Sep-19     5.537         5.579
178       25-Oct-19     6.022         6.088                 178             25-Oct-19     5.710         5.752
179       25-Nov-19     5.826         5.888                 179             25-Nov-19     5.526         5.565
180       25-Dec-19     6.020         6.082                 180             25-Dec-19     5.709         5.748
181       25-Jan-20     5.825         5.883                 181             25-Jan-20     5.524         5.561
182       25-Feb-20     5.824         5.880                 182             25-Feb-20     5.524         5.559
183       25-Mar-20     6.225         6.283                 183             25-Mar-20     5.904         5.941
184       25-Apr-20     5.822         5.875                 184             25-Apr-20     5.523         5.556
185       25-May-20     6.016         6.068                 185             25-May-20     5.706         5.740
186       25-Jun-20     5.821         5.870                 186             25-Jun-20     5.522         5.553
187       25-Jul-20     6.014         6.064                 187             25-Jul-20     5.705         5.737
188       25-Aug-20     5.819         5.866                 188             25-Aug-20     5.521         5.550
189       25-Sep-20     5.819         5.864                 189             25-Sep-20     5.520         5.549
190       25-Oct-20     6.012         6.057                 190             25-Oct-20     5.704         5.732
191       25-Nov-20     5.817         5.859                 191             25-Nov-20     5.519         5.546
192       25-Dec-20     6.010         6.053                 192             25-Dec-20     5.703         5.730
193       25-Jan-21     5.816         5.855                 193             25-Jan-21     5.518         5.543
194       25-Feb-21     5.815         5.854                 194             25-Feb-21     5.518         5.542
195       25-Mar-21     6.438         6.479                 195             25-Mar-21     6.109         6.135
196       25-Apr-21     5.814         5.850                 196             25-Apr-21     5.517         5.540
197       25-May-21     6.007         6.043                 197             25-May-21     5.701         5.723
198       25-Jun-21     5.813         5.846                 198             25-Jun-21     5.516         5.538
199       25-Jul-21     6.006         6.039                 199             25-Jul-21     5.700         5.721
200       25-Aug-21     5.811         5.843                 200             25-Aug-21     5.515         5.535
201       25-Sep-21     5.811         5.841                 201             25-Sep-21     5.515         5.534
202       25-Oct-21     6.004         6.035                 202             25-Oct-21     5.698         5.718
203       25-Nov-21     5.810         5.838                 203             25-Nov-21     5.514         5.532
                                                            204             25-Dec-21     5.698         5.716
                                                            205             25-Jan-22     5.513         5.530
                                                            206             25-Feb-22     5.513         5.529
                                                            207             25-Mar-22     6.103         6.121
                                                            208             25-Apr-22     5.512         5.528
                                                            209             25-May-22     5.696         5.711
                                                            210             25-Jun-22     5.511         5.526
                                                            211             25-Jul-22     5.695         5.709
                                                            212             25-Aug-22     5.511         5.524
                                                            213             25-Sep-22     5.510         5.523
                                                            214             25-Oct-22     5.693         5.707
                                                            215             25-Nov-22     5.509         5.522
                                                            216             25-Dec-22     5.693         5.705
                                                            217             25-Jan-23     5.509         5.520
                                                            218             25-Feb-23     5.508         5.519
                                                            219             25-Mar-23     6.098         6.110
                                                            220             25-Apr-23     5.507         5.518
                                                            221             25-May-23     5.691         5.701
                                                            222             25-Jun-23     5.507         5.516
                                                            223             25-Jul-23     5.690         5.700
                                                            224             25-Aug-23     5.506         5.515
                                                            225             25-Sep-23     5.505         5.514
                                                            226             25-Oct-23     5.688         5.697